The Future of Multichannel Video: Moving Forward, Or Moving On September 1, 2023 Exhibit 99.1

2The Future of Multichannel Video: Moving Forward, Or Moving On Cautionary Statement Regarding Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations as reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in our filings with the Securities and Exchange Commission (the “SEC”). Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “initiatives,” “seek,” “would,” “could,” “continue,” “ongoing,” “upside,” “increases,” “grow,” “focused on” and “potential,” among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this presentation are set forth in this presentation, in our annual report on Form 10-K, and in other reports or documents that we file from time to time with the SEC, and include, but are not limited to: • our ability to sustain and grow revenues and cash flow from operations by offering Internet, video, voice, mobile, advertising and other services to residential and commercial customers, to adequately meet the customer experience demands in our service areas and to maintain and grow our customer base, particularly in the face of increasingly aggressive competition, the need for innovation and the related capital expenditures; • the impact of competition from other market participants, including but not limited to incumbent telephone companies, direct broadcast satellite (“DBS”) operators, wireless broadband and telephone providers, digital subscriber line (“DSL”) providers, fiber to the home providers and providers of video content over broadband Internet connections; • general business conditions, unemployment levels and the level of activity in the housing sector and economic uncertainty or downturn; • our ability to obtain programming at reasonable prices or to raise prices to offset, in whole or in part, the effects of higher programming costs (including retransmission consents and distribution requirements); • our ability to develop and deploy new products and technologies including consumer services and service platforms; • any events that disrupt our networks, information systems or properties and impair our operating activities or our reputation; • the effects of governmental regulation on our business including subsidies to consumers, subsidies and incentives for competi tors, costs, disruptions and possible limitations on operating flexibility related to, and our ability to comply with, regulatory conditions applicable to us; • the ability to hire and retain key personnel; • our ability to procure necessary services and equipment from our vendors in a timely manner and at reasonable costs including in connection with our network evolution and rural construction initiatives; • the availability and access, in general, of funds to meet our debt obligations prior to or when they become due and to fund our operations and necessary capital expenditures, either through (i) cash on hand, (ii) free cash flow, or (iii) access to the capital or credi t markets; and • our ability to comply with all covenants in our indentures and credit facilities, any violation of which, if not cured in a t imely manner, could trigger a default of our other obligations under cross-default provisions. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this presentation.

3The Future of Multichannel Video: Moving Forward, Or Moving On Current Status • The multichannel video product is too expensive and packages don’t meet consumer needs • Customers are leaving the traditional video ecosystem and losses have accelerated • We still believe video is an important part of our connectivity offering, but the video product has been devalued and the ecosystem is broken • Disney – so far – has insisted on a traditional long-term deal with higher rates and limited packaging flexibility • Charter proposed a model that creates a better value for consumers and the industry • Disney declined our proposal and pulled its video channels from Charter’s video customers on August 31

4The Future of Multichannel Video: Moving Forward, Or Moving On Video Ecosystem is Broken Content moves from MVPDs to SVOD Failure of TV Everywhere Unauthenticated content proliferation Netflix sells “incremental” revenue model Programmers launch unprofitable DTC products And VOD library withheld from MVPDs Programmers seek DTC profitability No branding, no advertising, little security, and MVPD cannibalization Programmers raise DTC rates, create ad-supported apps, resell content to SVOD Programmers continue to force MVPDs and consumers to pay higher rates with the same packaging restrictions with no additional customer value, despite destruction of the multichannel video marketplace Programmers pull content from SVOD Programmers accelerate MVPD rate increases and prevent packaging flexibility

5The Future of Multichannel Video: Moving Forward, Or Moving On The Video Dilemma Programmers are caught in a self-imposed dilemma as they have moved content to their DTC products for short-term profit maximization and their management teams are not incentivized to drive business for the long-term Pricing and packaging restrictions proposed by Disney actively drive consumers out of the market, accelerating the vicious cycle and further destroying the video business Vicious Video Cycle Impoverishment Cycle Source: SVB MoffettNathanson, “The Impoverishment Cycle”, Cord-Cutting Monitor Q1 ’23, Exhibit 1.

6The Future of Multichannel Video: Moving Forward, Or Moving On Charter’s Strategic View on Video The video environment we operate in Programmers devalued the multichannel video product Multichannel video industry lost nearly 25 million customers over the last 5 years Despite passing through significant rate increases, video profitability has been declining for years The video product is no longer a key driver of financial performance Renewing a traditional distribution agreement with higher costs, limited packaging flexibility and no additional value ignores the realities of the changing marketplace and will simply accelerate the decline of video subscription and advertising revenue BUT • We still believe that a compelling Charter-branded video product offering can be a captivating part of our portfolio of connectivity services and appealing to customers, but we are at a crossroads that requires us to either: • Create a path to a new economic and distribution model, or • Largely exit the traditional video business • We prefer to transform the traditional video distribution model with key partners to lead a new model for our video product and the industry in general

7The Future of Multichannel Video: Moving Forward, Or Moving On The Partnership Vision • Aggregate the ad-supported streaming apps from cable network brands into packaged linear products at an affordable price point, creating the most compelling consumer proposition in the marketplace • In parallel, help market programmer streaming apps to broadband subscribers utilizing the full complement of Charter’s sales and marketing distribution capability Charter’s Vision for the Future of Video Distributors and programmers need to work together to entice and reward customers to utilize bundled subscription products –most programmers simply will not be able to profit/survive solely on a-la-carte streaming revenue and need a hybrid, customer centric model Benefits • Path for programmers to manage the DTC migration, stem linear subscription and advertising revenue losses and preserve their significant, at-risk cash flow • Charter able to stem cord cutting and incentivized to sell programmer DTC apps to broadband customers • Compelling video product for consumers with the best value proposition and more consumer choice We can create a blueprint for programmers and distributors that works for customers

8The Future of Multichannel Video: Moving Forward, Or Moving On Why Charter and Disney? We believe Disney and Charter are the right partners to establish a new, customer centric video model • Disney and Charter are both at a crossroads with their video strategy • Disney acknowledged that the most sensible financial outcome for ESPN is a hybrid approach, retaining a sizeable portion of its linear television revenue while incrementally exploiting streaming options • Both companies need a glidepath to a new model – a shared vision, a good economic outcome and flexibility for consumers • Charter, as a pure play connectivity provider with scale, is the ideal partner to establish the model • Disney’s ESPN is widely seen as the lynchpin for the evolution of the video ecosystem and this model paves the way for a ESPN DTC product A new model creates the pathway for Disney to stabilize its linear losses and grow its DTC business, ultimately preserving cash flows

9The Future of Multichannel Video: Moving Forward, Or Moving On Negotiation Positions • Disney offered a traditional long-term deal and has not seriously engaged on Charter’s transformational partnership proposal • Insisting on high penetration payment minimums despite its own a la carte offerings • Forcing Disney channels into packages where they are not included today, against consumer will • Requiring additional large rate increases by forcing DTC service inclusion and additional payment to existing linear customers • Little incentive to sell DTC apps to broadband customers • Disney’s traditional approach would result in a dramatic increase of cost to consumers – many of whom don’t view, want or even subscribe to Disney/ESPN content • Charter offered to accept Disney “market” rate increases in exchange for bundling ad-supported DTC apps with packaged linear products, and lower penetration payment minimums to provide packaging flexibility to customers. Charter has also offered to market the Disney DTC apps to its broadband customers. Disney declined. • Charter also offered a shorter extension of the current contract to further discuss the benefits of Charter’s proposal, which Disney declined While we believe content is valuable and Disney is an excellent content creator, we have already reached the point of economic indifference with the current model. Disney and Charter will either create value for the video consumer, or we will pivot to alternative video solutions.

10The Future of Multichannel Video: Moving Forward, Or Moving On Currently Charter is paying ~$2.2bn in annual programming costs to Disney, not including the impact of advertising revenue for both parties, and only ~25% of Charter video subscribers regularly engage with Disney content. Disney pulled its content which will impact our operations and financials. Potential Impact to Charter Short-Term Long-Term • Immediate reduction in programming cost • Will incur one-time costs, including calls handled and potential customer credits • Disruptive to operations • Reductions to video revenue may be largely offset by programming and other cost reductions • Focus on retaining the overall connectivity relationship with Charter • Pivot to alternative video solutions that drive value for connectivity relationships • Cash flow from video has already declined significantly and video ultimately cash flow neutral without structural changes Alternatively, forcing customers to pay for Disney content they opted out of, or don’t view and pay even higher rates, would negatively impact our connectivity relationships

11The Future of Multichannel Video: Moving Forward, Or Moving On Charter’s Goals • Either create a path to a sustainable video model for consumers or move to alternate business models to deliver value for connectivity relationships – very different than a traditional carriage dispute • Charter wants to reach an agreement with Disney but as a portion of Disney/ESPN engaged viewers downgrade their video services with Charter, there will be even less incentive to force tremendous cost and a broken model on our remaining video customers • We still believe that a compelling Charter-branded video product offering can be a captivating part of our portfolio of connectivity services and appealing to customers • Charter’s partnership model would enable Disney to manage its DTC migration, including ESPN, and stem cord cutting with compelling products for consumers • Disney and Charter have the opportunity to work together on transforming the industry for the long-term benefit of both companies and consumers – but we are either moving forward together, or moving on